1290 FUNDSSM

SUPPLEMENT DATED DECEMBER 21, 2017 TO THE PROSPECTUS DATED MARCH 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus of the 1290 SmartBeta Equity Fund (“Fund”), a series of 1290 Funds (“Trust”), dated March 1, 2017, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding investment strategy changes for the Fund.

Information Regarding

1290 SmartBeta Equity Fund

Effective January 1, 2018, the third paragraph in the section of the Prospectus entitled “1290 SmartBeta Equity Fund-Class A, T, I and R Shares – Investments, Risks, and Performance – Principal Investment Strategy” is amended to include the following information:

The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) filters into its portfolio construction process based on the Sub-Adviser’s proprietary ESG framework and corresponding scoring that seeks to identify the most material ESG issues and weights these to reflect the different ESG sensitivities of different market sectors.

Effective January 1, 2018, the section of the Prospectus entitled “1290 SmartBeta Equity Fund-Class A, T, I and R Shares – Investments, Risks, and Performance – Principal Risks” is amended to include the following information:

Responsible Investing Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors. The application of ESG screens may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, the Sub-Adviser may be unsuccessful in creating a portfolio that consists of companies that exhibit more positive ESG characteristics or a portfolio that assigns more weight to such companies.

In addition, effective January 1, 2018, the section of the Prospectus entitled “More Information on Strategies and Risks – Risks” is amended to include the following information:

Responsible Investing Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or a Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment process will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.